Exhibit 31.2

        Certification Pursuant to § 302 of the Sarbanes-Oxley Act of 2002

I, William C. Tepe, certify that:
1)       I have reviewed this report on Form 10-Q of American Safety Insurance Holdings, Ltd.;

2)       Based on my  knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a  material  fact  necessary  to make  the  statements  made,  in light of the circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by this report;

3)       Based on my knowledge,  the financial  statements,  and other financial  information  included in this report,  fairly present in all material  respects the financial  condition,  results of operations  and cash flows of the  registrant as of, and for, the periods  presented in this report;

4)       The  registrant’s  other  certifying  officer(s)  and  I are  responsible  for  establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e)
              and 15d-15(e)) for the registrant and have:

                 (a)  Designed  such  disclosure  controls  and  procedures,  or  caused  such  disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material information  relating to the  registrant,  including its  consolidated  subsidiaries,  is made  known to us by others  within  those  entities,  particularly  during the period in which this report is being prepared;

                 (b)  Evaluated  the   effectiveness   of  the   registrant's   disclosure   controls  and
                 procedures and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

                 Disclosed in this report any change in the  registrant's  internal control over financial reporting  that  occurred  during  the  registrant's  most  recent  fiscal  quarter  (the registrant's  fourth fiscal  quarter in the case of an annual report) that has materially affected,  or is  reasonably  likely to  materially  affect,  the  registrant’s  internal control over financial reporting; and

5)       The  registrant’s  other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons  performing the equivalent functions):

                 (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

                 (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

                  Date: November 14, 2006
                                                               /s/William C. Tepe
                                                               William C. Tepe
                                                               Chief Financial Officer